SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2003

Date of Report (Date of earliest event reported)

BNS Co.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-5881	050113140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Frenchtown Road, Suite 2, North Kingstown, Rhode Island 02852

(Address of Principal Executive Offices) (Zip Code)

(401) 886-7404

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed since Last Report)

Item 5.    Other Events

On July 28, 2003, BNS Co. (the “Company”) issued a press release in connection with its Annual Meeting, which was held on July 28, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statement and Exhibits

(c)	Exhibits.

Exhibit Number	Title

99.1	Company’s July 28, 2003 Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNS Co.

Date: July 28, 2003

By:    /s/    Michael Warren

Name: Michael Warren

Title: President and Chief Executive Officer